SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) January 9, 2004


                                  SUREWEST KSOP

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195

           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678

               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.   Changes in Registrant's Certifying Accountant.

     On January 9, 2004, the Administrative Committee of the SureWest KSOP ("KSOP") determined that the KSOP's independent auditor, Ernst & Young LLP ("Ernst & Young"), would be dismissed as the independent auditor for the KSOP. Ernst & Young was notified of this decision on January 9, 2004. The change does not affect the engagement of Ernst & Young as SureWest Communications' ("SureWest"), the sponsor of the KSOP, independent auditor, with Ernst & Young engaged to act as the independent auditor for SureWest for the year ended December 31, 2003.

     On January 9, 2004, the Administrative Committee of the KSOP appointed Moss Adams LLP ("Moss Adams") as the independent auditor for the KSOP for the year ended December 31, 2003.

     Ernst & Young's report on the KSOP's financial statements as of December 31, 2002 and 2001 and for the fiscal year ended December 31, 2002 does not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and 2001 and through the date of this Form 8-K, there were no disagreements between the KSOP and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2001 or 2002 or through the date of this Form 8-K.

     The KSOP has requested Ernst & Young to furnish the KSOP with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young's letter, dated January 12, 2004, is attached as Exhibit 16.1 to this Form 8-K.

     During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K, neither the KSOP nor anyone acting on its behalf consulted Moss Adams regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the KSOP's financial statements or
(ii) any matter that was either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit 16.1 Letter to the Securities and Exchange Commission from Ernst & Young LLP



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date:   January 12, 2004        By   /s/ Michael D. Campbell
                                -------------------------
                                Executive Vice President and
                                Chief Financial Officer

                                  EXHIBIT INDEX


16.1 Letter to the Securities and Exchange Commission from Ernst & Young LLP